Exhibit 24.1
FERRO CORPORATION
REGISTRATION STATEMENT ON FORM S-3
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Ferro Corporation, an Ohio corporation (the “Company”), does hereby constitute and appoint each of James F. Kirsch, Thomas R. Miklich and Mark H. Duesenberg, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 relating to the registration of the Company’s debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary, appropriate or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.
Executed as of this 27th day of July 2010.

/s/ James F. Kirsch	/s/ Jennie S. Hwang

James F. Kirsch	Dr. Jennie S. Hwang
Chairman, President, Chief Executive Officer	Director
and Director
(Principal Executive Officer)

/s/ Thomas R. Miklich	/s/ Gregory E. Hyland

Thomas R. Miklich	Gregory E. Hyland
Vice President and Chief Financial Officer	Director
(Principal Financial Officer)

/s/ Nicholas Katzakis	/s/ William B. Lawrence

Nicholas Katzakis	William B. Lawrence
Chief Accounting Officer	Director
(Principal Accounting Officer)

/s/ Richard C. Brown	/s/ Perry W. Premdas

Richard C. Brown	Perry W. Premdas
Director	Director

/s/ Michael H. Bulkin	/s/ William J. Sharp

Michael H. Bulkin	William J. Sharp
Director	Director

/s/ Sandra Austin Crayton	/s/ Dennis W. Sullivan

Sandra Austin Crayton	Dennis W. Sullivan
Director	Director

/s/ Richard J. Hipple	/s/ Ronald P. Vargo

Richard J. Hipple	Ronald P. Vargo
Director	Director